THE COLONIAL FUND
          Supplement to the February 27, 1998 Class Z Share Prospectus
                  (Replacing Supplement dated October 30, 1998)

The Fund's Prospectus is amended as follows:

(1) The seventh paragraph on the cover page of the Prospectus is revised in its entirety as follows:

     The following eligible institutional investors may purchase Class Z shares:
     (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc. (Distributor) or through a third party broker-dealer; (ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any (i) investors who were Class I shareholders of the SoGen International Fund, SoGen Overseas Fund or SoGen Gold Fund as of the reorganization of these funds into Colonial Trust II and (ii) clients of investment advisory affiliates of the Distributor, provided that these clients meet certain criteria established by the Distributor and its affiliates.

(2) To the front cover of the Prospectus, a new paragraph is added below the Table of Contents as follows:

     The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(3) The sub-caption "Borrowing of Money" under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

     Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(4) A new caption and paragraph is added after the last paragraph of the caption HOW THE FUND IS MANAGED as follows:

     YEAR 2000
     The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(5) A new sentence is added as the last sentence under the caption HOW THE FUND VALUES ITS SHARES as follows:

     In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

(6) Under the caption TELEPHONE TRANSACTIONS the first sentence is revised in its entirety and new second and third sentences are added as follows:

     All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. (Eastern time) and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period.
     Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request.


(7) Liberty Financial Investments, Inc. (Transfer Agent), the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name will not affect the services the Distributor provides to the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of its indirect parent company, Liberty Financial Companies, Inc. (NYSE:L).

(8) Colonial Investors Service Center, Inc. (Transfer Agent), the Fund's transfer agent, changed its name to Liberty Funds Services, Inc. The new name will not affect the services the Transfer Agent provides to the Fund.

(9) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services the independent accountants provide to the Fund.

TF-32/424G-1298                                                December 31, 1998